Exhibit 99.2

1 INVESTOR CALL 4Q 2022 January 24, 2023, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 - 844 - 200 - 6205 Access Code: 179408 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

D ISCLOSURES 2 Forward - Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward - looking statements as defined under the Private Securities Litigation Reform Act of 1995 .. These statements, including statements regarding the effects of the COVID - 19 pandemic on SmartFinancial Inc .. ’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions .. All forward - looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward - looking statements .. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity ; (2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize ; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships ; (4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank ; (5) changes in management’s plans for the future ; (6) prevailing, or changes in, economic or political conditions, particularly in our market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing ; (7) a deterioration of the credit rating for U .. S .. long - term sovereign debt, actions that the U .. S .. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget ; (8) credit risk associated with our lending activities ; (9) changes in loan demand, real estate values, or competition ; (10) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance ; (11) changes in accounting principles, policies, or guidelines ; (12) changes in applicable laws, rules, or regulations ; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID - 19 pandemic and related variants ; (14) the continued impact of the COVID - 19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations ; (15) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities ; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine ; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services .. These and other factors that could cause results to differ materially from those described in the forward - looking statements can be found in SmartFinancial’s most recent annual report on Form 10 - K, quarterly reports on Form 10 - Q, and current reports on Form 8 - K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www .. sec .. gov) .. Undue reliance should not be placed on forward - looking statements .. SmartFinancial disclaims any obligation to update or revise any forward - looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise .. Non - GAAP Financial Measures Statements included in this presentation include Non - GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non - GAAP financial measures to GAAP financial measures .. SmartFinancial management uses several Non - GAAP financial measures, including : ( i ) operating revenue, (ii) operating earnings, (iii) operating return on average assets, (iv) operating return on average shareholders’ equity, (v) return on average tangible common equity, (vi) operating return on average tangible common equity, (vii) operating efficiency ratio ; (viii) tangible common equity ; (ix) average tangible common equity ; (x) tangible book value ; (xi) operating pre - tax pre - provision earnings ; (xii) operating noninterest income ; (xiii) operating noninterest expense ; (xiv) tangible assets ; and ratios derived therefrom, in its analysis of the company's performance .. Operating revenue includes the earnings from net interest income and operating noninterest income (Non - GAAP) .. Operating earnings excludes the following from net income : securities gains and losses, merger related and restructuring expenses, and the income tax effect of adjustments .. Operating return on average assets is the annualized operating earnings (Non - GAAP) divided by average assets .. Operating return on average shareholders’ equity is the annualized operating earnings (Non - GAAP) divided by average equity .. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non - GAAP) .. Operating return on average tangible common equity is the annualized operating earnings (Non - GAAP) divided by average tangible common equity (Non - GAAP) .. The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio .. Tangible common equity and average tangible common equity exclude goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity .. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding .. Operating pre - tax pre - provision earnings is net interest income plus operating noninterest income (Non - GAAP) less operating noninterest expense (Non - GAAP) .. Operating noninterest income excludes the following from noninterest income : securities gains and losses .. Operating noninterest expense excludes the following from noninterest expense : prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true - up expenses .. Tangible assets excludes goodwill and other intangibles from total assets .. Management believes that Non - GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers .. Management believes these non - GAAP financial measures also enhance investors' ability to compare period - to - period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance .. Non - GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company .. Non - GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP ..

SMARTBANK 2022: *A YEAR IN REVIEW*

SmartFinancial

$ in Millions, except per share data

FINANCIAL HIGHLIGHTS:

BALANCE SHEET / NON-GAAP REVENUE METRICS:

		2020Y	2021Y	2022Y	'20 -'22 CAGR[3]
BALANCE SHEET PERFORMANCE DRIVEN BY TALENTED COMMERCIAL RELATIONSHIP MANAGERS	Total Loans and Leases	$ 2,382.2	$ 2,693.4	$ 3,229.0	16%
	Annual Net Balance Loan Growth (Excl. PPP)	190.1	547.8	587.9	76%
	Total Deposits	2,805.2	4,021.9	4,077.1	21%
	Loan / Deposit Ratio	85%	67%	79%	
RECORD OPERATING REVENUE	Operating Revenue[1]	115.8	137.3	165.1	19%
	Operating PTPP Earnings[1]	43.7	49.6	59.3	17%
NON-CYCLICAL NONINTEREST INCOME GROWTH	Operating Noninterest Income[1]	15.0	23.9	27.6	36%
	Operating Noninterest Income (Excl. Mtg. Bking)[1]	11.1	19.9	26.0	53%

NON-GAAP PERFORMANCE METRICS:

		2020Y	2021Y	2022Y	'20 -'22 CAGR[3]
POSITIVE OPERATING LEVERAGE IMPROVING PROFITABILITY	Operating Return on Average Assets[1]	0.89%	0.98%	0.92%	
	Operating Return on Average Tang. Common Equity[1]	10.7%	12.8%	13.7%	
	Operating Efficiency Ratio[1]	61.7%	63.6%	63.8%	
RECORD OPERATING EPS CREATING SHAREHOLDER VALUE	Diluted Operating Earnings Per Share[1]	$ 1.82	$ 2.39	$ 2.57	19%
	Tangible Book Value Per Share (Excl. AOCI)[1,2]	$ 17.77	$ 19.17	$ 21.18	9%

OPERATIONAL ACHIEVEMENTS:

- NCINO© COMMERCIAL LOAN ORIGINATION SYSTEM IMPLEMENTED
- OPENED BRANCHES IN NASHVILLE / FRANKLIN, TN AND BIRMINGHAM, AL
- CONSOLIDATED CROSSVILLE AND SEVIERVILLE, TN OPERATIONS
- ESTABLISHED PERMANENT DOTHAN, AL AND TALLAHASSEE, FL LOCATIONS
- SUBSTANTIAL MODERNIZATION OF ATM AND CASH RECYCLER FLEETS
- ENHANCED INSURANCE PLATFORM WITH SUNBELT INSURANCE ACQUISITION

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
2) AOCI: Accumulated Other Comprehensive Income
3) CAGR: Compound Annualized Growth Rate

3

QUARTERLY HIGHLIGHTS: *FOURTH QUARTER 2022*

SmartFinancial

$0.76
DILUTED OPERATING EPS[1]

$4.6
BILLION IN TOTAL ASSETS

15%
QOQ[2] ANNUALIZED TANG. BOOK VALUE PER SHARE GROWTH (EXCLUDING AOCI)[1]

17%
QOQ ANNUALIZED ORGANIC LOAN[3] GROWTH[4]

1.10%
OPERATING RETURN ON AVERAGE ASSETS[1]

(5%)
QOQ DEPOSIT CONTRACTION

16.5%
OPERATING RETURN AVERAGE TANG. COMMON EQUITY[1]

79%
LOAN / DEPOSIT RATIO

61%
OPERATING EFFICIENCY RATIO[1]

0.10%
NON-PERFORMING ASSETS / ASSETS

DILUTED EARNINGS PER SHARE



$0.40
$0.52
$0.68
$0.69
$0.77
$0.76
4Q21
3Q22
4Q22
GAAP EPS
DILUTED OPERATING EPS[1]

BOOK VALUE PER SHARE



$25.56
$19.26
$24.56
$20.43
$18.02
$25.59
$21.18
$19.09
4Q21
3Q22
4Q22
BV PER SHARE
TBV PER SHARE[1]
AOCI IMPACT[1,5]

RETURN ON AVERAGE ASSETS



0.59%
0.77%
0.95%
0.96%
1.11%
1.10%
4Q21
3Q22
4Q22
GAAP ROAA
OPERATING ROAA[1]

RETURN ON AVERAGE TANGIBLE COMMON EQUITY



8.2%
10.7%
14.4%
14.4%
16.7%
16.5%
4Q21
3Q22
4Q22
GAAP ROATCE
OPERATING ROATCE[1]

Financial data as of or for the three months ended 12/31/22

1) *Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *Organic loan growth excludes PPP loans*
5) *AOCI: Accumulated Other Comprehensive Income*

4

SMARTFINANCIAL: *EXPANDING SOUTHEAST FRANCHISE*

SmartFinancial

$4.6
BILLION IN TOTAL ASSETS

$3.2
BILLION IN TOTAL LOANS

$4.1
BILLION IN TOTAL DEPOSITS

41
TOTAL BRANCHES



NASHVILLE
KNOXVILLE
CHATTANOOGA
HUNTSVILLE
BIRMINGHAM
TUSCALOOSA
AUBURN
MONTGOMERY
DOTHAN
MOBILE
PENSACOLA
PANAMA CITY
TALLAHASSEE
SMARTBANK BRANCH OFFICES
LOAN PRODUCTION OFFICE

Act with integrity **Be enthusiastic** **Create positivity** **Demonstrate accountability** **Embrace change**

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

- CREATING "WOW" EXPERIENCES
- EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY
- DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Proud to be Voted a Top Workplace 6 years in a row![1]



TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021
TOP WORK PLACES 2022
knox news. knox.biz

Balance sheet and branch count represent 12/31/22 balances
1) Knox News Sentinel Top Workplaces survey

5

MARKET AREA: *TARGETING INDUSTRY RICH GROWTH MARKETS*

SmartFinancial

$ in Billions



SMARTBANK BRANCH OFFICES
LOAN PRODUCTION OFFICE
EXPANDING MARKET AREA
LEGACY MARKET AREA
URBAN AREA DENSITY

EXPANDING MARKETS

- TOTAL POPULATION: **5.9** MILLION
- TOTAL DEPOSITS: **$211** BILLION
- MEDIAN INCOME: **$68** THOUSAND

LEGACY MARKETS

- TOTAL POPULATION: **2.8** MILLION
- TOTAL DEPOSITS: **$72** BILLION
- MEDIAN INCOME: **$63** THOUSAND

LEGACY MARKETS[1]: STRONG RELATIONSHIPS / DEEP MARKET PENETRATION



CAGR: 8%
SMBK LOANS
$2.0
$2.1
$2.3
12/31/20
12/31/21
12/31/22



CAGR: 16%
SMBK DEPOSITS
$2.5
$3.5
$3.4
12/31/20
12/31/21
12/31/22

Forbes

Top 200 Best Places for Business and Careers

Knoxville: #86
Huntsville: #93
Chattanooga: #116
Mobile: #184

EXPANDING MARKETS[2]: BUILDING TALENT / GROWING BRAND AWARENESS



CAGR: 49%
SMBK LOANS
$0.4
$0.6
$0.9
12/31/20
12/31/21
12/31/22



CAGR: 51%
SMBK DEPOSITS
$0.3
$0.5
$0.7
12/31/20
12/31/21
12/31/22

Forbes

Top 200 Best Places for Business and Careers

Nashville: #15
Tallahassee: #103
Pensacola: #105
Birmingham: #165
Montgomery: #191

1) Legacy Markets include Chattanooga, TN, Clarke, AL, Cleveland, TN, Crossville, TN, Cookeville, TN, Fentress, TN, Huntsville, AL, Knoxville, TN, Sevierville, TN, Tullahoma, TN and Tuscaloosa, AL MSAs
2) Expanding Markets include Auburn, AL, Birmingham, AL, Dothan, AL, Fairhope, AL, Fort Walton/Destin, FL, Montgomery, AL, Mobile, AL, Nashville, TN, Panama City, FL, Pensacola, FL and Tallahassee, FL
Source: S&P Market Intelligence; https://www.forbes.com/best-places-for-business
Note: Expanding and Legacy market statistics based on the weighted average of the MSAs included in each area based on population; Legacy market area includes settlement and corporate balances

6

LOAN PORTFOLIO: *SOLID MARKETS PROVIDING OPPORTUNITY*

$ in Millions

TOTAL LOANS

CAGR OF 20% SINCE 2017


$1,319
$1,775
$1,897
$2,382
$2,693
$2,806
$2,994
$3,099
$3,229
5.31%
5.72%
5.49%
4.89%
4.67%
4.40%
4.40%
4.59%
5.05%
2017Y 2018Y 2019Y 2020Y 2021Y 1Q22 2Q22 3Q22 4Q22
AVERAGE LOAN YIELD

LOAN COMPOSITION

SUSTAINED MARKET MOMENTUM DRIVING ORGANIC GROWTH


$2,693
$2,806
$2,994
$3,099
$3,229
4Q21: 22%, 29%, 2%, 16%, 10%, 18%
1Q22: 22%, 31%, 1%, 15%, 11%, 17%
2Q22: 23%, 28%, 16%, 12%, 18%
3Q22: 23%, 27%, 16%, 13%, 18%
4Q22: 24%, 26%, 17%, 12%, 18%, 3%
4Q21 1Q22 2Q22 3Q22 4Q22
CRE, OO
CRE, NOO
PPP LOANS
C&I
C&D
CONSUMER RE
LEASES & OTHER

7

LOAN CONCENTRATION: *WELL BALANCED EXPOSURE*

SmartFinancial

CRE EXPOSURE BY SEGMENT

HIGHLY DIVERSIFIED WITH SEASONED CLIENT BASE



Retail Space 14%
Office Space 14%
Ind. & Warehouse 4%
Self Storage 6%
Misc. 10%
Multifamily 17%
Hotel & Hospitality 35%

C&D EXPOSURE BY TYPE[1]

CLOSELY MONITORED WITH NO CONCENTRATION CONCERNS



Resi/Comm Land 17%
Multifamily 13%
CRE (OO) 11%
CRE (NOO) 12%
1-4 Family (OO) 7%
1-4 Family (NOO) 27%
Resi/Comm Land Dev. 13%

1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate

8

Asset Quality: *Strong Underwriting Pays Dividends*

$ in Thousands



Nonperforming Assets
$5,058
$4,981
$5,042
$4,605
$4,808
0.11%
0.11%
0.11%
0.10%
0.10%
4Q21
1Q22
2Q22
3Q22
4Q22
Nonperforming Loans
OREO & Other Repos
Nonperforming Assets / Total Assets



Delinquent and Nonaccruals / Total Loans
$8,991
$5,738
$6,588
$6,398
$7,645
0.33%
0.20%
0.22%
0.21%
0.24%
4Q21
1Q22
2Q22
3Q22
4Q22
Total Delinquent & Nonaccrual Loans & Leases
Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases



Credit Quality
0.35%
0.31%
0.29%
0.22%
0.22%
0.05%
0.04%
-0.09%
0.02%
0.03%
4Q21
1Q22
2Q22
3Q22
4Q22
Classified Loans and Leases / Total Loans & Leases
Net Chargeoffs



Commercial Real Estate Concentration
286%
304%
303%
301%
294%
74%
81%
90%
98%
94%
4Q21
1Q22
2Q22
3Q22
4Q22
CRE Loans / Capital
C&D Loans / Capital

9

$19,352 $20,078 $21,938 $22,769 $23,334 $15,483 $14,913 $14,737 $14,465 $13,128 0.74% 0.74% 0.74% 0.75% 0.73% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 4Q21 1Q22 2Q22 3Q22 4Q22 A LLOWANCE FOR L OAN L OSSES A CQUIRE L OAN F AIR V ALUE D ISCOUNTS A LLOWANCE - O RIGINATED / O RIG .. L&L, L ESS PPP 10 R ESERVE R ECONCILIATION : $ in Thousands 4Q21 1Q22 2Q22 3Q22 4Q22 Allowance / Total Loans & Leases ("L&L") 0.72% 0.72% 0.73% 0.73% 0.72% Allowance / Total L&L, less PPP 0.73% 0.72% 0.73% 0.74% 0.72% Allowance - Originated / Orig. L&L, less PPP 0.74% 0.74% 0.74% 0.75% 0.73% Allowance - Acquired / Acquired L&L 0.65% 0.63% 0.67% 0.65% 0.62% Acquired FV Discount / Acquired L&L 3.42% 3.64% 4.17% 4.29% 4.41% Total Reserves / Total L&L 1.29% 1.25% 1.22% 1.20% 1.13% Total Reserves / Total L&L, less PPP 1.31% 1.26% 1.23% 1.20% 1.13%

DEPOSIT PORTFOLIO: *DEFENDING DEPOSIT MARKET SHARE*

$ in Millions

TOTAL DEPOSITS

LOANS TO DEPOSITS RATIO OF 79%



$1,439
$1,922
$2,047
$2,805
$4,022
$4,191
$4,282
$4,280
$4,077
0.55%
0.86%
1.12%
0.55%
0.27%
0.20%
0.24%
0.45%
0.85%
2017Y
2018Y
2019Y
2020Y
2021Y
1Q22
2Q22
3Q22
4Q22
AVERAGE TOTAL DEPOSIT COST

DEPOSIT COMPOSITION

HIGHER RATES DRIVING MIX SHIFT



$4,022
$4,191
$4,282
$4,280
$4,077
14%
13%
12%
11%
11%
37%
38%
38%
39%
39%
22%
23%
23%
22%
24%
26%
26%
27%
28%
26%
4Q21
1Q22
2Q22
3Q22
4Q22
NONINTEREST DEMAND
INTEREST-BEARING DEMAND
MONEY MARKET AND SAVINGS
TIME DEPOSITS

11

$1,045 $764 $655 $543 $266 $559 $830 $813 $807 $770 12.1% 17.6% 17.0% 16.8% 16.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1,000 $1,200 4Q21 1Q22 2Q22 3Q22 4Q22 C ASH AND C ASH E QUIV .. S ECURITIES (AFS/HTM) S ECURITIES (AFS/HTM) / T OTAL A SSETS $29,855 $30,118 $33,062 $36,708 $37,612 $6,806 $7,111 $7,229 $6,250 $6,981 $36,661 $37,229 $40,291 $42,958 $44,593 2.92% 2.91% 3.08% 3.29% 3.51% $18,000 $23,000 $28,000 $33,000 $38,000 $43,000 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 4Q21 1Q22 2Q22 3Q22 4Q22 N ET I NTEREST I NCOME O PERATING N ONINTEREST I NCOME N ET I NTEREST M ARGIN (FTE) 4Q21 1Q22 2Q22 3Q22 4Q22 Cash Yield 0.22% 0.25% 0.91% 2.34% 3.81% Sec. Yield (AFS/HTM) 1 1.64% 1.67% 1.73% 1.87% 2.15% Loans (less Accr./PPP Fees) 4.20% 4.18% 4.27% 4.55% 4.86% Accretion 0.07% 0.06% 0.03% 0.02% 0.18% PPP Fees 0.26% 0.16% 0.10% 0.02% 0.01% Loan Yield (incl. Fees) 4.53% 4.40% 4.40% 4.59% 5.05% IE Asset Yield 3.20% 3.18% 3.39% 3.79% 4.41% NIM (FTE) 2.92% 2.91% 3.08% 3.29% 3.51% 12 L IQUIDITY U TILIZATION : M ARGIN M ANAGEMENT WHILE D RIVING R EVENUE $ in Millions C ASH AND S ECURITIES E XCESS F UNDING N ORMALIZING M ARGIN / O PERATING R EVENUE 2 M AINTAINING R EVENUE D ESPITE C HALLENGING M ARGIN E NVIRONMENT $ in Thousands 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income ta xes are stated on a taxable - equivalent basis assuming a federal income tax rate of 21.0% 2) Non - GAAP financial measure - f or a reconciliation of Non - GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2

Interest Rate Sensitivity

SmartFinancial

$ in Millions

Fixed vs. Variable Rate Loans

- $1.9 Billion Fixed Rate Loans
- $1.3 Billion Variable Rate Loans
  - $727 Million Short Term Variable Rate (1 - 3 Month Reset)
  - $561 Million Long Term Variable Rate (> 3 Month Reset)


$1,928
60%
$561
17%
$727
23%
Fixed Rate
LT Variable
ST Variable

$ in Thousands

Static Shock / Rate Ramp Analysis[1]


Interst Income % Change
$375 , 0.3%
$(600), -0.4%
$(1,363), -1.0%
Shock -100bps
Shock +100bps
Shock +200bps


Interest Income % Change
$35 , 0.0%
$44 , 0.0%
$(86), -0.1%
Ramp -100bps
Ramp +100bps
Ramp +200bps

1) Based on 12-month static rate shock and ramp analysis as of 12/31/22. These estimates of changes in the Company's net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results.

13

NONINTEREST REVENUE DETAILS: *GROWING FEE INCOME*

SmartFinancial

$ in Thousands

OPERATING NONINTEREST INCOME[1]

FOCUSED ON RECURRING FEE INCOME



$6,806
$7,111
$7,229
$6,250
$6,981
4Q21
1Q22
2Q22
3Q22
4Q22
SERVICE CHARGES ON DEPOSIT ACCOUNTS
MORTGAGE BANKING INCOME
INVESTMENT SERVICES INCOME
INSURANCE COMMISSIONS
INTERCHANGE FEES
OTHER NONINTEREST INCOME

DIFFERENTIATED REVENUE STREAMS

BUILDING A FAMILY OF DIVERSIFIED REVENUE GENERATORS

SmartBank INVESTMENT SERVICES

Rains Insurance A SmartBank Company

SmartBank Mortgage Services

FOUNTAIN EQUIPMENT FINANCE

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

14

OPERATING EXPENSE: *INVESTING WITH AN EYE ON EFFICIENCIES*

$ in Thousands

OPERATING EFFICIENCY RATIO[1]

EXECUTING ON EXPANSION OPPORTUNITIES


68%
68%
64%
63%
61%
4Q21
1Q22
2Q22
3Q22
4Q22
OPERATING EFFICIENCY RATIO 1

OPERATING NONINTEREST EXPENSE[1]

DISCIPLINED FOCUS ON EXPENSE CONTAINMENT


$25,061
$25,279
$25,845
$27,143
$27,461
4Q21
1Q22
2Q22
3Q22
4Q22
SALARIES & BENEFITS
OCCUPANCY & EQUIPMENT
DATA PROCESSING & TECHNOLOGY
PROFESSIONAL SERVICES
AMORTIZATION OF INTANGIBLES
OTHER NONINTEREST EXPENSE

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

15

CAPITAL: *WELL CAPITALIZED – BUILDING BOOK VALUE*

SmartFinancial

TCE / TA[1]


7.2%
6.8%
6.7%
6.5%
7.2%
4Q21
1Q22
2Q22
3Q22
4Q22

LEVERAGE RATIO


7.5%
7.4%
7.5%
7.4%
8.0%
5%
WELL
CAPITALIZED
4Q21
1Q22
2Q22
3Q22
4Q22

CET1 RATIO


10.2%
10.3%
10.0%
9.6%
9.7%
6.5%
WELL
CAPITALIZED
4Q21
1Q22
2Q22
3Q22
4Q22

TOTAL CAPITAL RATIO


12.2%
12.2%
11.8%
11.4%
11.5%
10%
WELL
CAPITALIZED
4Q21
1Q22
2Q22
3Q22
4Q22

BASEL III REGULATORY CAPITAL MINIMUM TO BE CONSIDERED "WELL CAPITALIZED"

BUILDING SHAREHOLDER VALUE

TANGIBLE BOOK VALUE PER SHARE (TBVPS)[1]


6.6% TBVPS[1] CAGR / 8.6% ADJ. TBVPS[1] CAGR
$13.90
$14.01
$14.64
$14.84
$16.82
$16.80
$17.92
$17.77
$19.26
$19.17
$19.09
$21.18
2017Y
2018Y
2019Y
2020Y
2021Y
4Q22
TBV Per Share[1]
Adj. TBV Per Share (Ex. AOCI)[1]

$7.18 TBVPS[1] CREATED 2017 – 2022

(EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME)

$0.07 2022 PER SHARE QUARTERLY DIVIDEND

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
Note: Capital ratio data as of the most recent period ended 12/31/22

16

WHY SMARTBANK: *INVESTMENT HIGHLIGHTS*

SmartFinancial

- ENGAGED MANAGEMENT TEAM
- LOW-COST DEPOSIT BASE
- SOLID CREDIT QUALITY AND UNDERWRITING
- STABLE MARKETS EXPERIENCING POPULATION EXPANSION
- GROWING BUSINESS LINES WITH REVENUE DIVERSIFICATION
- FRANCHISE SCARCITY VALUE – BUILDING SOUTHEAST DENSITY
- HISTORY OF DEFENDING BOOK VALUE AND DELIVERING SHAREHOLDER VALUE

17

A PPENDIX 18

INCOME STATEMENT: *DETAILED FOURTH QUARTER RESULTS*

SmartFinancial

($ in thousands, except per share data)	4Q22	3Q22	4Q21	4Q22 vs. 3Q22 % Chg.	4Q22 vs. 4Q21 % Chg.
Net Interest Income	$ 37,612	$ 36,708	$ 29,855	2%	26%
Provision for Loan & Lease losses	788	974	422		
Noninterest Income	7,125	6,250	6,806	14%	5%
Noninterest Expense	27,416	27,230	27,823	1%	(1%)
Income Tax Expense	3,529	3,211	1,761		
Net Income (GAAP)	$ 13,004	$ 11,543	$ 6,655	13%	95%
Non-GAAP Reconciliations					
Noninterest Income	(144)	-	-		
Noninterest Expense	(45)	87	2,762		
Income Tax Effect Of Adjustments	49	(22)	(713)		
Operating Earnings (Non-GAAP)	$ 12,864	$ 11,608	$ 8,704	11%	48%
Operating PTPP Earnings (Non-GAAP)	$ 17,132	$ 15,815	$ 11,600	8%	48%

Non-GAAP Performance Metrics	4Q22	3Q22	4Q21	4Q22 vs. 3Q22 % Chg.	4Q22 vs. 4Q21 % Chg.
Diluted Operating Earnings Per Share	$ 0.76	$ 0.69	$ 0.52	11%	47%
Tangible Book Value Per Common Share	$ 19.09	$ 18.02	$ 19.26	6%	(1%)
Operating Return on Average Assets	1.10%	0.96%	0.77%		
Operating PTPP Return on Average Assets	1.46%	1.30%	1.03%		
Operating Return on Average Tang. Common Equity	16.5%	14.4%	10.7%		
Operating Efficiency Ratio	61.4%	62.9%	68.1%		

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding

19

OPERATING EXPENSE: *TECHNOLOGY INITIATIVES*

SmartFinancial

EMBRACING TECHNOLOGY TO INCREASE EFFICIENCY AND CREATE STREAMLINED PROCESSES


Digital Consumer Deposit Origination Upgrade
Q2 2021
Q2 2021
Cloud-Based Contact Center
Branch Network Modernization
Q2 2021
Q2 2021
Telecommunications Management Upgrade
Enhanced Cyber Security Technology
Q2 2021
Q3 2021
Redesigned SmartBank.com
Treasury Management Platform Upgrade
Q1 2022
Q2 2022
nCino© Commercial Loan Origination
Core OS Platform Upgrade
Q2 2022
Q2 2022
Centralized Bank Application Support Team
Teller Modernization Bank-Wide
Q2 2022
Q3 2022
Digital Consumer Credit/Finance Tools
ATM Fleet Replacement with ITM Upgrade
Q3 2022
Q3 2022
Upgraded Mobile/Digital Services
New Consumer Personal Finance Tools
Q3 2022
Q1 2023
nCino© Customer Pricing and Profitability
Enhanced Risk & Anti-Fraud Solutions
Q1 2023
Q1 2023
Phone System Upgrade
Digital Customer Experience Enhancements
Q2 2023
Q2 2023
Treasury Management System Improvement
Consumer Lending Workflow Enhancement
Q3 2023

INVESTING IN OUR PLATFORM TO MAKE SMARTBANK AN EASIER ORGANIZATION WITH WHICH TO DO BUSINESS

20

NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, except per share data

	2022Y	2021Y	2020Y	4Q22	3Q22	2Q22	1Q22	4Q21
Operating Earnings								
Net Income (GAAP)	$ 43,022	$ 34,790	$ 24,332	$ 13,004	$ 11,543	$ 10,215	$ 8,259	$ 6,655
Noninterest Income:								
Securities (Gains) Losses	(144)	(45)	(6)	(144)	-	-	-	-
Noninterest Expenses:								
Merger Related And Restructuring Expenses	562	3,701	4,565	(45)	87	81	439	2,762
Income Taxes:								
Income Tax Effect Of Adjustments	(108)	(944)	(1,071)	49	(22)	(21)	(113)	(713)
Operating Earnings (Non-GAAP)	$ 43,332	$ 37,502	$ 27,355	$ 12,864	$ 11,608	$ 10,275	$ 8,585	$ 8,704
Operating Earnings Per Common Share (Non-GAAP):								
Basic	$ 2.59	$ 2.41	$ 1.83	$ 0.77	$ 0.69	$ 0.61	$ 0.51	$ 0.52
Diluted	2.57	2.39	1.82	0.76	0.69	0.61	0.51	0.52
Operating Noninterest Income								
Noninterest Income (GAAP)	$ 27,715	$ 23,949	$ 15,426	$ 7,125	$ 6,250	$ 7,229	$ 7,111	$ 6,806
Securities (Gain) Losses	(144)	(45)	(6)	(144)	-	-	-	-
ADECA Termination Proceeds	-	-	(465)	-	-	-	-	-
Operating Noninterest Income (Non-GAAP)	$ 27,571	$ 23,904	$ 14,955	$ 6,981	$ 6,250	$ 7,229	$ 7,111	$ 6,806
Mortgage Banking Income	(1,552)	(4,040)	(3,875)	(77)	(170)	(471)	(834)	(803)
Operating Noninterest Income Excluding Mtg. Banking (Non-GAAP)	$ 26,019	$ 19,864	$ 11,080	$ 6,904	$ 6,080	$ 6,758	$ 6,277	$ 6,003
Operating Noninterest Expense								
Noninterest Expense (GAAP)	$ 106,290	$ 91,391	$ 76,719	$ 27,416	$ 27,230	$ 25,926	$ 25,718	$ 27,823
Merger Related And Restructuring Expenses	(562)	(3,701)	(4,565)	45	(87)	(81)	(439)	(2,762)
Operating Noninterest Expense (Non-GAAP)	$ 105,728	$ 87,690	$ 72,154	$ 27,461	$ 27,143	$ 25,845	$ 25,279	$ 25,061
Operating Revenue								
Net Interest Income (GAAP)	$ 137,501	$ 113,394	$ 100,866	$ 37,612	$ 36,708	$ 33,062	$ 30,118	$ 29,855
Operating Noninterest Income (Non-GAAP)	27,571	23,904	14,955	6,981	6,250	7,229	7,111	6,806
Operating Revenue (Non-GAAP)	165,072	137,298	115,821	44,593	42,958	40,291	37,229	36,661
Operating Pre-Tax Pre-Provison ("PTPP") Earnings								
Operating Revenue (Non-GAAP)	$ 165,072	$ 137,298	$ 115,821	$ 44,593	$ 42,958	$ 40,291	$ 37,229	$ 36,661
Operating Noninterest Expense (Non-GAAP)	(105,728)	(87,690)	(72,154)	(27,461)	(27,143)	(25,845)	(25,279)	(25,061)
Operating PTPP Earnings (Non-GAAP)	$ 59,344	$ 49,608	$ 43,667	$ 17,132	$ 15,815	$ 14,446	$ 11,950	$ 11,600
Non-GAAP Return Ratios								
Operating Return On Average Assets (Non-GAAP)[1]	0.92%	0.98%	0.89%	1.10%	0.96%	0.88%	0.76%	0.77%
Operating PTPP Return On Average Assets (Non-GAAP)[2]	1.27%	1.29%	1.43%	1.46%	1.30%	1.23%	1.05%	1.03%
Return On Average Tangible Common Equity (Non-GAAP)[3]	13.60%	11.84%	9.50%	16.65%	14.36%	13.02%	10.39%	8.18%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	10.24%	9.67%	8.02%	12.15%	10.83%	9.82%	8.14%	8.09%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	13.69%	12.77%	10.67%	16.47%	14.44%	13.09%	10.80%	10.70%
Operating Efficiency Ratio								
Efficiency Ratio (GAAP)	64.33%	66.54%	65.97%	61.28%	63.39%	64.35%	69.08%	75.89%
Adjustment For Taxable Equivalent Yields	(0.26%)	(0.29%)	(0.33%)	(0.22%)	(0.25%)	(0.27%)	(0.31%)	(0.32%)
Adjustment For Securities Gains (Losses)	(0.06%)	(0.02%)	(0.01%)	(0.20%)	-	-	-	-
Adjustment For Merger Expenses	(0.22%)	(2.64%)	(3.88%)	0.50%	(0.21%)	(0.20%)	(1.17%)	(7.50%)
Operating Efficiency Ratio (Non-GAAP)	63.79%	63.59%	61.75%	61.36%	62.93%	63.88%	67.60%	68.07%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PTPP return on average assets (Non-GAAP) is the annualized operating PTPP earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

21

Non-GAAP Reconciliation

SmartFinancial

$ in Thousands, except per share data

	4Q22	3Q22	2Q22	1Q22	4Q21
Tangible Common Equity:					
Shareholders' Equity (GAAP)	$ 432,452	$ 414,711	$ 420,427	$ 420,042	$ 429,430
Less Goodwill And Other Intangible Assets	109,772	110,460	104,582	105,215	105,852
Tangible Common Equity (Non-GAAP)	$ 322,680	$ 304,251	$ 315,845	$ 314,827	$ 323,578
Average Tangible Common Equity:					
Average Shareholders' Equity (GAAP)	$ 420,037	$ 425,365	$ 419,726	$ 427,945	$ 426,808
Less Goodwill And Other Intangible Assets	110,206	106,483	104,986	105,617	104,193
Average Tangible Common Equity (Non-GAAP)	$ 309,831	$ 318,882	$ 314,740	$ 322,328	$ 322,615
Tangible Book Value Per Common Share:					
Book Value Per Common Share (GAAP)	$ 25.59	$ 24.56	$ 24.88	$ 24.86	$ 25.56
Adjustment Due To Goodwill And Other Intangible Assets	(6.50)	(6.54)	(6.19)	(6.23)	(6.30)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.09	$ 18.02	$ 18.69	$ 18.64	$ 19.26
Tangible Common Equity To Tangible Assets:					
Total Assets	$ 4,612,913	$ 4,796,911	$ 4,788,113	$ 4,718,579	$ 4,611,579
Less Goodwill And Other Intangibles	109,772	110,460	104,582	105,215	105,852
Tangible Assets (Non-GAAP)	$ 4,503,141	$ 4,686,451	$ 4,683,531	$ 4,613,364	$ 4,505,727
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.17%	6.49%	6.74%	6.82%	7.18%

	4Q22	3Q22	2Q22	1Q22	4Q21
Tangible Common Equity (Excluding AOCI):					
Shareholders' Equity (GAAP)	$ 432,452	$ 414,711	$ 420,427	$ 420,042	$ 429,430
Less Goodwill And Other Intangible Assets	109,772	110,460	104,582	105,215	105,852
Tangible Common Equity (Non-GAAP)	$ 322,680	$ 304,251	$ 315,845	$ 314,827	$ 323,578
Less Adjustment Due to AOCI (Loss)	(35,324)	(40,807)	(24,648)	(15,556)	1,443
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 358,004	$ 345,058	$ 340,493	$ 330,383	$ 322,135
Tangible Book Value Per Common Share (Excluding AOCI):					
Book Value Per Common Share (GAAP)	$ 25.59	$ 24.56	$ 24.88	$ 24.86	$ 25.56
Adjustment Due To Goodwill And Other Intangible Assets	(6.50)	(6.54)	(6.19)	(6.23)	(6.30)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.09	$ 18.02	$ 18.69	$ 18.64	$ 19.26
Less Adjustment Due to AOCI (Loss)	(2.09)	(2.42)	(1.46)	(0.92)	0.09
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)[1][2]	$ 21.18	$ 20.43	$ 20.15	$ 19.56	$ 19.17

	2021Y	2020Y	2019Y	2018Y	2017Y
Tangible Common Equity (Excluding AOCI):					
Shareholders' Equity (GAAP)	$ 429,430	$ 357,168	$ 312,747	$ 283,011	$ 205,852
Less Goodwill And Other Intangible Assets	105,852	86,471	77,193	79,034	50,837
Tangible Common Equity (Non-GAAP)	$ 323,578	$ 270,697	$ 235,554	$ 203,977	$ 155,015
Less Adjustment Due to AOCI (Loss)	1,443	2,183	168	(2,765)	(1,198)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 322,135	$ 268,514	$ 235,386	$ 206,742	$ 156,213
Tangible Book Value Per Common Share (Excluding AOCI):					
Book Value Per Common Share (GAAP)	$ 25.56	$ 23.64	$ 22.33	$ 20.31	$ 18.46
Adjustment Due To Goodwill And Other Intangible Assets	(6.30)	(5.72)	(5.51)	(5.67)	(4.56)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.26	$ 17.92	$ 16.82	$ 14.64	$ 13.90
Less Adjustment Due to AOCI (Loss)	0.09	0.14	0.01	(0.20)	(0.11)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)[1][2]	$ 19.17	$ 17.77	$ 16.80	$ 14.84	$ 14.01

1. *Book value per share is computed by dividing total stockholders' equity by common shares outstanding. Tangible book value per share (Non-GAAP) is computed by dividing total stockholders' equity, less goodwill and other intangible assets by common shares outstanding*
2. *Totals may not add due to rounding*

22

CONTACT

MILLER WELBORN
CHAIRMAN
423.385.3067
MILLER.WELBORN@SMARTBANK.COM

BILLY CARROLL
PRESIDENT & CEO
865.868.0613
BILLY.CARROLL@SMARTBANK.COM

RON GORCZYNSKI
CHIEF FINANCIAL OFFICER
865.437.5724
RON.GORCZYNSKI@SMARTBANK.COM

SmartFinancial

5401 KINGSTON PIKE, SUITE 600
KNOXVILLE, TN 37919

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